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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 7, 2005
                                 --------------

                                 LANTRONIX, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-16027               33-0362767
   -----------------------       --------------        -----------------
(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990

          (Former name or former address, if changed since last report)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Item 8.01 Other Events

         Lantronix, Inc. ("Lantronix") announced in a press release on February 7, 2005 it filed a patent infringement lawsuit against Digi International, Inc. ("Digi") alleging Digi is infringing U.S. Patent No. 4,972,470, which Lantronix has exclusively licensed in the device server field of use. The press release, a copy of which is filed herewith as Exhibit 99.1, is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

         99.1 Press Release dated February 7, 2005 announcing Lantronix filed a patent infringement lawsuit against Digi International, Inc. alleging Digi is infringing upon U.S. Patent No. 4,972,470, which Lantronix has exclusively licensed in the device server field of use.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LANTRONIX, INC.

Date:  February 7, 2005                           By:  /s/  James  W.  Kerrigan
                                                       -------------------------
                                                       James W.  Kerrigan
                                                       Chief Financial Officer





                                  EXHIBIT INDEX
                                  -------------

         99.1 Press Release dated February 7, 2005 announcing Lantronix filed a patent infringement lawsuit against Digi International, Inc. alleging Digi is infringing U.S. Patent No. 4,972,470, which Lantronix has exclusively licensed in the device server field of use.

                                       2